UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 14, 2006

                          SCIENCE DYNAMICS CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                    000-10690                22-2011859
----------------------------   ------------------------     -------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)

                          7150 N. Park Drive, Suite 500
                              Pennsauken, NJ 08109
                              --------------------
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (856) 910-1166

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Between April 14, 2006 and May 22, 2006, Science Dynamics Corporation (the "Company") entered into subscription agreements with various accredited investors pursuant to which the Company sold such investors an aggregate of 23,231,733 shares of common stock (the "Shares") and warrants to purchase 11,615,867 shares of common stock (the "Warrants" and together with the Shares, the "Securities"). The Securities were sold as Units, with each Unit consisting of 100 shares of common stock and warrants to purchase 50 shares of common stock with an exercise price of $0.12 per share and exercisable for a period of five years from issuance. The Company agreed to register the resale of the Shares and the common stock issuable upon exercise of the Warrants in the next registration statement (other than on Form S-4 or Form S-8 or their then equivalent forms) that it files with the Securities and Exchange Commission. The sale of the securities was made in reliance upon the exemption from registration requirements provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. Each of the investors represented to the Company that they are accredited investors, that they are capable of analyzing the merits and risks of their investment, and that they understand the speculative nature of their investment.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS.

EXHIBIT
 NUMBER                    DESCRIPTION
--------------------------------------------------------------------------------
4.1           Form of $0.12 Warrant
10.1          Form of Subscription Agreement
10.2          Form of Accredited Investor Questionnaire



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SCIENCE DYNAMICS CORPORATION


Date: May 22, 2006                           /s/ Joe Noto
                                            ------------------------------------
                                            Joe Noto
                                            Chief Financial Officer